EXHIBIT A

                             JOINT FILING AGREEMENT

         The undersigned agree that this Amendment No. 8 to Schedule 13D filed herewith relating to the shares of common stock of Chefs International, Inc. is filed jointly on behalf of each of the undersigned pursuant to Rule 13d-1(k) under the Exchange Act.

December 4, 2003                 /s/ MICHAEL F. LOMBARDI
                                 -----------------------
                                 Michael F. Lombardi

                                 Lombardi & Lombardi, P.A.


                                 By:  /s/ MICHAEL F. LOMBARDI
                                      -----------------------------------------
                                      Michael F. Lombardi, President

                                 Lombardi & Lombardi, P.A.
                                 Defined Benefit Pension Plan
                                 Dated June 28, 1984


                                 By:  /s/ MICHAEL F. LOMBARDI
                                      -----------------------------------------
                                      Name: Michael F. Lombardi,
                                      Title:  Trustee


                                 By:  /s/ ROBERT M. LOMBARDI
                                      -----------------------------------------
                                      Robert M. Lombardi


                                 By:  /s/ JOSEPH S. LOMBARDI
                                      -----------------------------------------
                                        Joseph S. Lombardi


                                 By:  /s/ ANTHONY M. LOMBARDI
                                      -----------------------------------------
                                       Anthony M. Lombardi


                                 By:  /s/ STEPHEN F. LOMBARDI
                                      -----------------------------------------
                                      Stephen F. Lombardi

                                 Lombardi Restaurant Group, Inc.


                                 By:  /s/ MICHAEL F. LOMBARDI
                                      -----------------------------------------
                                      Name: Michael F. Lombardi
                                      Title: President